Exhibit 10.2

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

TERM LOAN PROMISSORY NOTE

$4,000,000.00	August 11, 2021

FOR VALUE RECEIVED, the undersigned, CASTELLUM, INC., a Nevada corporation, SPECIALTY SYSTEMS, INC., a New Jersey corporation, CORVUS CONSULTING, LLC, a Delaware limited liability company dba CORVUS DEFENSE CONSULTING LLC, MAINNERVE FEDERAL SERVICES, INC., a Delaware corporation, and MERRISON TECHNOLOGIES LLC, a Virginia limited liability company (individually and collectively, the “Maker”), jointly and severally promise to pay to the order of LIVE OAK BANKING COMPANY, a North Carolina banking corporation, at 1741 Tiburon Drive, Wilmington, North Carolina 28403 (the “Lender”), or such other address as the Lender may from time to time specify in writing, the principal sum of FOUR MILLION AND 00/100 DOLLARS ($4.000,000.00), together with interest on the outstanding principal balance hereof at the “Note Rate”, as that term is hereafter defined.

Unless the context otherwise specifies or requires, the following terms shall have the meaning herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

“Business Day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in the State of North Carolina are authorized or required by law to close.

“Default Rate” means an annual rate of interest equal to five percentage points (5%) in excess of the Note Rate, adjusted daily.

“Note Rate” means a per annum rate equal to the “Prime Rate” as quoted in the Wall Street Journal, plus three percentage points (3.00%) as of the day of this Note, adjusted quarterly to reflect the Prime Rate as of the first day of each calendar quarter thereafter (said composite interest rate, as adjusted, being hereafter referred to as the “Note Rate”). The initial Note Rate as of the date hereof is six and one-quarter percentage points (6.25%).

The rate of interest chargeable under this Note will not exceed applicable legal limits and in the event payment is made by the undersigned or received by the Lender in excess of the applicable legal limits such excess payment shall be credited as a payment of principal. Interest shall be computed on the basis of a 360-day year factor applied to the actual number of days funds are outstanding hereunder.

Principal and interest due hereon shall be payable as follows:

(a)	Commencing on September 5, 2021, and continuing on the 5th day of each succeeding month to and including July 5, 2024, equal monthly installments of principal and interest in the amount of One Hundred Twenty Two Thousand Two Hundred Ninety Nine and 00/100 Dollars ($122,299.00). Notwithstanding the foregoing, Lender shall have the right to adjust the payment amount at least annually as needed to amortize principal over the remaining term of this Note.

(b)	If not sooner paid, the entire remaining principal balance hereunder, together with all accrued and unpaid interest due thereon, and all unpaid fees and costs due hereunder shall all be due and payable on August 11, 2024 (“Maturity Date”).

This Note is issued under and secured pursuant to the terms of that certain Loan and Security Agreement executed by Maker and Lender, dated as of even date herewith, as the same may be amended (“Loan Agreement”). Reference is hereby made to the terms of the Loan Agreement as to additional rights and remedies of the Lender and as to the Lender’s obligation to advance and readvance funds hereunder. Capitalized terms used but not defined in this Note shall have the meanings set forth in the Loan Agreement.

Maker may prepay the principal indebtedness evidenced hereby, in whole or in part, at any time, and from time to time, subject to the provisions of Section 2.9 of the Loan Agreement. Prepayments shall be applied to principal in the inverse order of maturity.

If Maker shall fail to make any payment required hereunder before the expiration of any applicable grace period, such amount shall, at the option of the Lender, bear interest at the Default Rate from the date such payment was due until the date such payment is received by the Lender. In addition, the Lender may collect a late charge equal to four percent (4%) of any regularly scheduled monthly payment amount not received by the Lender within fifteen (15) days after the date such payment is due.

Maker hereby waives demand, presentment for payment, protest and notice of dishonor and agrees that at any time and from time to time and with or without consideration, the Lender may, without notice to or further consent of Maker, and without in any manner releasing, lessening, or affecting the obligations of Maker, release, surrender, waive, add, substitute, settle, exchange, compromise, modify, extend, or grant indulgences with respect to this Note and all or any part of any collateral or security for this Note, and grant any extension or other postponements of the time of payment thereof.

The occurrence of any one or more of the following events shall constitute an Event of Default hereunder: (1) the failure to pay this Note on or before the Maturity Date; (2) the failure to make any installment payment of interest and/or principal when due under this Note; (3) the failure to observe or perform any covenant, condition or agreement on the part of Maker pursuant to the terms of this Note and such failure shall continue unremedied for five (5) days after written notice thereof from the Lender, provided that if any such default cannot be cured within five (5) days, if Maker fails to commence and diligently pursue curing such non-monetary default within five (5) days, and fails to cure the same within twenty (20) days after such written notice; (4) the occurrence of an Event of Default under the Loan Agreement or any “Loan Document” identified in the Loan Agreement; or (5) the failure to make any payment of principal or interest when due (including any grace period) to the Lender under any other promissory note or obligation made or guaranteed by Maker or by any guarantor of this Note.

Term Loan Promissory Note

Castellum et al

Upon the occurrence of an Event of Default: (1) the entire outstanding principal balance shall become immediately due and payable together with interest accrued to the date of payment, without notice, at the option of the Lender; (2) the Lender is authorized to offset any amount owed under this Note against any money or credits which Maker may have in checking, savings or other accounts or deposits with the Lender; (3) Maker shall pay to the Lender all expenses and costs (including reasonable attorney’s fees) which the Lender may incur in connection with the collection of any monies due under this Note or in connection with the enforcement of any right under this Note or under any other agreement related to the loan evidenced hereby, including the commencement of proceedings to dispose of any collateral securing this Note; and/or (4) the Lender may exercise any and all rights which it may have under any or all instruments, documents or agreements now or hereafter evidencing, securing or otherwise relating to the loan evidenced by this Note (including but not limited to the Loan Agreement) or now or hereafter existing at law or in equity or by statute or otherwise.

Maker represents and warrants that the loan evidenced hereby is obtained solely for purposes of carrying on or acquiring a business or commercial investment.

Each right, power and remedy of the Lender as provided for in this Note or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers or remedies. Maker understands and agrees that Lender may institute suit to collect amounts outstanding under this Note without seeking recourse to any of the collateral securing the repayment of this Note, and the failure of Lender to pursue the collateral shall in no way diminish or affect Maker’s liability hereunder.

No failure or delay by the Lender to insist upon the strict performance of any term, condition or covenant of this Note or to exercise any right, power or remedy upon a breach hereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Lender from exercising any such right, power or remedy at any later time or times unless in writing. If the Lender accepts any payment after its due date, it shall not constitute a waiver of the Lender's right to receive timely payment of all other amounts or to declare a default for the failure to make any other payment when due.

Any payment on this Note coming due on a day on which the Lender is not open to conduct full banking business shall be made on the next succeeding Business Day. Each payment hereunder shall be applied first to the payment of all unpaid fees due hereunder, then to interest accrued hereunder as of the date such payment is received and finally to the unpaid principal balance hereof. Any payments made after default hereunder may be applied to pay interest, principal or costs as the Lender, in its sole discretion, may determine.

The pleading of any statute of limitations as a defense hereto is expressly waived.

Term Loan Promissory Note

Castellum et al

TO THE FULLEST EXTENT PERMITTED BY LAW, THE MAKER HEREBY VOLUNTARILY AND KNOWINGLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREIN. THE MAKER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER (INCLUDING ITS COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL. THE MAKER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS LOAN TRANSACTION BY, INTER ALIA, THE PROVISIONS OF THIS JURY WAIVER.

If any one or more of the provisions contained in this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

In the event that the unpaid balance of this Note shall be accelerated, or if the Note is not paid in full at maturity, then Maker hereby authorizes and empowers any Clerk of any Court of Record in the Commonwealth of Virginia, the State of North Carolina, the State of Nevada, the State of New Jersey, the State of Delaware and/or any other State or Commonwealth to enter judgment by confession against Maker in favor of the Lender for the unpaid balance of this Note, together with all interest due thereon, costs and expenses of collection, including costs of suit and further including reasonable attorneys’ fees not to exceed fifteen percent (15%) of all unpaid amounts due and owing on this Note, expressly waiving summons and other process, and Maker does further consent to the immediate execution of said judgment. Pursuant to the provisions of Section 8.01- 431, et. seq., Code of Virginia, Maker hereby nominates, constitutes and appoints Jessica B. Summers, Esq. and/or Michelle J. Chapin, Esq., either of whom may act alone, as Maker’s lawful attorney-in-fact, for it and in its name, place and stead, and upon default of payment hereof as set forth herein to confess judgment against Maker, in the Circuit Court for Fairfax County, Virginia, or in any other court of record in the Commonwealth of Virginia, upon such obligation and for the amounts due hereunder, including all costs of collection and court costs and reasonable attorneys’ fees in the amount of fifteen percent (15%) of the unpaid principal balance hereof and accrued interest thereon, hereby ratifying and confirming the acts of said attorney-in-fact as fully as if done by itself, expressly waiving the benefit of any homestead or other exemption laws. This power of attorney is coupled with an interest and may not be terminated by Maker and shall not be revoked or terminated by Maker’s disability or dissolution. Notwithstanding the foregoing, the parties acknowledge that attorneys’ fees are stated to be fifteen percent (15%) solely for purposes of fixing a sum certain for which judgment can be entered by confession, and Lender agrees that in enforcing any such judgment by confession, Lender shall not collect, solely with respect to attorneys’ fees incurred in connection with such indebtedness, any amounts in excess of the actual amount of attorneys’ fees and expenses reasonably charged or billed to Lender (which fees shall be charged or billed at such attorneys’ standard hourly rate). The authority and power to appear for and enter judgment against Maker shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as the Lender shall deem necessary or desirable, for all of which this Note shall be sufficient warrant. It is the express intent of Maker and Lender that Lender’s ability and right to collect from and confess judgment against Maker for all amounts due hereunder, including, without limitation, post judgment costs, shall not merge into any judgment or judgments entered in favor of Lender, but shall survive the entry of any judgment or judgments in favor of Lender and to that Lender’s ability and right to collect from and confess judgment against Maker shall continue undiminished until Lender has received payment in full of all amounts due hereunder, including, without limitation, all post judgement costs.

Term Loan Promissory Note

Castellum et al

Maker and each person executing this Note on Maker’s behalf, hereby represent and warrant to Lender that, by their execution below, Maker has the full power, authority and legal right to execute and deliver this Note and that the indebtedness evidenced hereby constitutes a valid and binding obligation of Maker without execution or limitation.

Maker hereby irrevocably consents to the jurisdiction of any state or federal court in the State of North Carolina, the State of Nevada, the State of New Jersey, the Commonwealth of Virginia and/or the State of Delaware.

This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

This Note has been delivered to and accepted by the Lender in the State of North Carolina and shall be governed by and interpreted under the laws of the State of North Carolina (but not including the choice of law rules thereof).

This Note may be assigned by the Lender or any holder at any time. This Note shall inure the benefit of and be enforceable by the Lender and the Lender’s successors and assigns and any other person to whom the Lender may grant an interest in the Maker’s obligations to the Lender, and shall be binding and enforceable against the Maker and the Maker’s personal representatives, successors and assigns.

Time is of the essence with respect to every provision hereof.

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Signatures on following page

Term Loan Promissory Note

Castellum et al

IN WITNESS WHEREOF, Maker has duly executed this Note as of the day and year first written above, intending this to be a document under seal.

WITNESS:	MAKER:

CASTELLUM, INC., a Nevada corporation

/s/ Jay Wright		By:	/s/ Mark Fuller	(SEAL)
Print Name:	Jay Wright		Mark Fuller
Chief Executive Officer

SPECIALTY SYSTEMS, INC., a New Jersey corporation

/s/ Jay Wright		By:	/s/ Mark Fuller	(SEAL)
Print Name:	Jay Wright		Mark Fuller
Chairman of the Board

CORVUS CONSULTING, LLC dba CORVUS DEFENSE CONSULTING LLC, a Delaware limited liability company

/s/ Jay Wright		By:	/s/ Mark Fuller	(SEAL)
Print Name:	Jay Wright		Mark Fuller
Chairman of the Board

MAINNERVE FEDERAL SERVICES, INC., a Delaware corporation

/s/ Jay Wright		By:	/s/ Mark Fuller	(SEAL)
Print Name:	Jay Wright		Mark Fuller
Chairman of the Board

MERRISON TECHNOLOGIES LLC, a Virginia limited liability company

/s/ Jay Wright		By:	/s/ Mark Fuller	(SEAL)
Print Name:	Jay Wright		Mark Fuller
Chairman of the Board

Term Loan Promissory Note

Castellum et al

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